November 17, 2006

Supplement

SUPPLEMENT DATED NOVEMBER 17, 2006 TO THE PROSPECTUS OF
MORGAN STANLEY VARIABLE INVESTMENT SERIES
THE INCOME PLUS PORTFOLIO
CLASS X and CLASS Y
Dated May 1, 2006

The following sentence is hereby added as the penultimate sentence in the first paragraph of the section of the Portfolio's Prospectus titled ‘‘Principal Investment Strategies’’:

The Portfolio may also invest up to 10% of its net assets in non-U.S. dollar denominated debt securities rated below investment grade and up to 10% of its net assets in securities of issuers located in emerging market countries.

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The paragraph in the section of the Portfolio's Prospectus titled ‘‘Principal Investment Strategies-Foreign Securities’’ is hereby deleted and replaced with the following:

Foreign Securities. The Portfolio may invest in both U.S. dollar denominated debt securities of foreign issuers (‘‘Yankee bonds’’) and non-U.S. dollar denominated debt securities of foreign issuers. Yankee government bonds are U.S. dollar denominated bonds issued by foreign governments, agencies or instrumentalities (no more than 20% of the Portfolio's assets may be invested in Yankee government bonds). Yankee government bonds are sovereign debt of the issuing governments, agencies or instrumentalities. Yankee bonds are U.S. dollar-denominated debt securities issued by foreign corporations or banks. The Portfolio may also invest up to 10% of its assets in non-U.S. dollar denominated bonds which are rated at the time of purchase within the four highest grades as determined by Moody's or S&P or which, if not rated, are of comparable quality as determined by the Investment Adviser. The Portfolio may invest up to 10% of its net assets in non-U.S. dollar denominated junk bonds. The Portfolio may also invest up to 10% of its net assets in securities of issuers located in emerging market countries.

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The following is hereby added to the section of the Portfolio's Prospectus titled ‘‘Principal Investment Strategies’’:

Structured Products. The Portfolio may invest a portion of its assets in structured investments, structured notes and other types of similarly structured products consistent with the Portfolio's investment objectives and policies. Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. This type of restructuring generally involves the deposit with or purchase by an entity of the underlying investments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investments or referencing an indicator related to such investments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions. The cash flow or rate of return on a structured investment may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator.

Structured notes are derivative securities for which the amount of principal repayment and/or interest payments is based on the movement of one or more ‘‘factors.’’ These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The Portfolio will use structured notes consistent with its investment objectives and policies.

Swaps. Swap transactions are contracts in which the Portfolio agrees to exchange the return or interest rate on one instrument for the return or interest rate on another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. A ‘‘specified index’’ may include currencies, interest rates, fixed-income indices, securities indices, total return on interest rate indices or commodity indices. Swaps may be used to manage the maturity and duration of a fixed-income portfolio, or to gain exposure to a market without directly investing in securities traded in that market. Currency swaps generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Interest rate caps, floors and collars are swaps in which one party pays a single or periodic fixed amount or premium and the other party pays periodic amounts based on the movement of a specified index. The Portfolio may enter into credit default swap contracts for hedging purposes, to add leverage to its portfolio or to gain exposure to a credit in which the Portfolio may otherwise invest. When used for hedging purposes, the Portfolio would be the buyer of a credit default swap contract. In that case, the Portfolio would be entitled to receive the par (or other agreed-upon) value of referenced debt obligations from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligations. In return, the Portfolio would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Portfolio would be subject to investment exposure on the notional amount of the swap. The Portfolio will segregate or earmark assets in the form of cash and cash equivalents in an amount equal to the aggregate notional value of the credit default swaps of which it is the buyer or seller, marked to market on a daily basis.

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The section of the Portfolio's Prospectus titled ‘‘Principal Investment Strategies-Other Investments’’ is hereby deleted and replaced with the following:

Other Investments. The Portfolio may also invest in stripped mortgage-backed securities and inverse floaters. The Portfolio may also utilize futures and options and forward foreign currency exchange contracts. For more information, see the ‘‘Additional Investment Strategy Information’’ section.

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The following are hereby added at the end of the section of the Portfolio's Prospectus titled ‘‘Principal Risks-Foreign Securities’’:

The foreign securities in which the Portfolio may invest may be issued by companies located in emerging market countries. Compared to the United States and other developed countries, emerging market countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies located in these countries tend to be especially volatile and may be less liquid than securities traded in developed countries. In the past, securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

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The following is hereby added in the section of the Portfolio's Prospectus titled ‘‘Principal Risks’’:

Structured Products. The cash flow or rate of return on a structured investment may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments or referenced indicator could result in a relatively large loss in the value of a structured product. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Portfolio may have the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the issuer. While certain structured investment vehicles enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured vehicles generally pay their share of the investment vehicle's administrative and other expenses. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the Portfolio's illiquidity to the extent that the Portfolio, at a particular point in time, may be unable to find qualified buyers for these securities.

Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Where the Portfolio's investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

Swaps. Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Portfolio is contractually obligated to make, or, in the case of the other party to a swap defaulting, the net amount of payments that the Portfolio is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps. The Portfolio's investments in credit default swap contracts involves risks. Where the Portfolio is the buyer of a credit default swap contract, it would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default by a third party on the debt obligation. If no default occurs, the Portfolio would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation.

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The section of the Portfolio's Prospectus titled ‘‘Principal Risks-Other Risks’’ is hereby deleted and replaced with the following:

Other Risks. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies. The Portfolio is also subject to other risks from its permissible investments, including the risks associated with investments in stripped mortgage-backed securities, inverse floaters, options and futures and forward foreign currency exchange contracts. For more information about these risks, see the ‘‘Additional Risk Information’’ section.

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The sections of the Portfolio's Prospectus titled ‘‘Additional Investment Strategy Information—‘‘TRAINs’’ and ‘‘—Swaps’’ are hereby deleted.

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The sections of the Portfolio's Prospectus titled ‘‘Additional Risk Information—‘‘TRAINs’’ and ‘‘—Swaps’’ are hereby deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

LIT SPT VAR IP 11/06